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                                                                   EXHIBIT 10.11

                                ESCROW AGREEMENT

            This ESCROW AGREEMENT (this "Agreement"), dated as of September 30, 2003, is made by and among Wells Fargo Bank Minnesota, National Association (together with any successor escrow agent hereunder, the "Escrow Agent"), SeaBright Insurance Holdings, Inc., a Delaware corporation ("Buyer"), and Kemper Employers Group, Inc., a Washington corporation ("KEG"). Buyer, KEG and the Escrow Agent are sometimes collectively referred to herein as the "Parties" and individually as a "Party." In the event that KEG assigns its rights under this Agreement pursuant to Section 13 below in connection with a dividend or distribution of assets to its stockholder(s) or otherwise, such assignee(s) shall thereafter be considered "KEG" and a "Party" hereunder. Except as otherwise indicated herein, capitalized terms used herein are defined in the Purchase Agreement.

            WHEREAS, pursuant to that certain Purchase Agreement, dated as of July 14, 2003 (the "Purchase Agreement"), Buyer is acquiring certain capital stock and other assets from KEG and the other Sellers;

            WHEREAS, the execution and delivery of this Escrow Agreement is a condition to the obligations of Buyer to consummate the transactions contemplated by the Purchase Agreement;

            WHEREAS, capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Purchase Agreement;

            WHEREAS, pursuant to the Purchase Agreement, the Sellers have agreed to provide indemnification to Buyer and its Affiliates for matters described more fully in the Purchase Agreement;

            WHEREAS, it is the intent of Buyer and KEG that the interest of KEG in the Escrow Account and the assets therein is merely a contingent right to receive payment from the accounts holding the Escrow Funds (as defined below) pursuant to the express terms hereof and that neither a voluntary nor involuntary case under any applicable insolvency, bankruptcy or similar law or the appointment of a receiver, rehabilitator, conservator, liquidator or similar official in respect of any Seller shall affect, modify, convert or otherwise change the contingent nature of its respective right to payment of amounts contained in the Escrow Account in accordance with the express terms of this Agreement;

            WHEREAS, pursuant to the terms of the Purchase Agreement and as part of the transactions contemplated thereby, the Parties agreed to enter into this Agreement and deposit $4,000,000 with the Escrow Agent for the purposes set forth herein;

            WHEREAS, Section 11.1 of the Purchase Agreement provides indemnification in favor of Buyer (and each Buyer Group Member, together, the "Buyer Parties") for Losses incurred by such persons and entities;

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            WHEREAS, pursuant to the terms of the Purchase Agreement, the
Parties agreed that the Escrow Funds (as defined below) shall serve as a source of funds available to be recovered by any of the Buyer Parties (including KEIC) (collectively, the "Indemnified Persons") to the extent that there is an adjustment in Purchase Price pursuant to Sections 4.4 or 11.1 of the Purchase Agreement or the Indemnified Persons otherwise have a claim under Section 11.1 of the Purchase Agreement;

            WHEREAS, the Parties also desire that the Escrow Funds (as defined below) provide an additional source of funds for satisfaction of amounts owing by Lumbermens Mutual Casualty Company, an Illinois domiciled mutual insurance company ("LMC") under the Adverse Development Excess of Loss Reinsurance Agreement (the "ADELR Agreement"), by and between LMC and Kemper Employers Insurance Company, an Illinois domiciled insurance company and a wholly-owned subsidiary of Buyer ("KEIC") and the Reinsurance Trust Agreement, by and between LMC and KEIC (the "Reinsurance Agreement" and, together with the ADELR Agreement, the "Ancillary Agreements"), to the extent Buyer has made a claim pursuant to the terms of both the Ancillary Agreements and has been unable to promptly collect all or any portion of such amount from LMC for any reason (collectively, the "Ancillary Agreement Claims");

            WHEREAS, the Parties further desire that in the unlikely and unanticipated event that the transactions under the Commutation Agreement, by and between LMC and KEIC (the "Commutation Agreement") either become null and void in full or in part or otherwise avoided to any extent, then the Escrow Funds (as defined below) shall serve as a source of funds available to be recovered by KEIC and its Affiliates for satisfaction of any or all amounts owing under the Commutation Agreement (the "Commutation Claims");

            WHEREAS, the parties hereto desire to more specifically set forth their rights and obligations with respect to the Escrow Funds (as defined below) and the distribution and release thereof;

            NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

            1. Escrow Deposit. Simultaneously with the execution of this Agreement, Buyer has deposited with the Escrow Agent $4,000,000 in accordance with Section 3.1 of the Purchase Agreement (the "Escrow Amount"). The Escrow Agent hereby acknowledges receipt of the Escrow Amount and agrees to hold the Escrow Amount, together with all products and proceeds thereof (including all interest, dividends, gains and other income earned with respect thereto) (collectively, the "Escrow Funds"), in a separate and distinct account (the "Escrow Account"), subject to the terms and conditions of this Agreement. The Escrow Agent shall not distribute or release all or any portion of the Escrow Funds except in accordance with the express terms and conditions of this Agreement.

            2. Permitted Investments. The Escrow Agent shall follow the joint written instructions of Buyer and KEG concerning any investment or reinvestment ("Written Direction")

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from time to time of the Escrow Funds held in the Escrow Account; provided that the Escrow Agent shall not accept any such investment instructions more than once per 90-day period; and further provided that permissible investments shall be limited to (a) treasury bills, treasury notes or any other direct obligations issued by or guaranteed in full as to principal and interest by the full faith and credit of the United States of America (b) certificates of deposit issued by a commercial bank having capital, surplus and undivided profits of not less than $1,000,000,000 (including the Escrow Agent and its affiliates); provided that any such certificates of deposit that mature more than one year from the date of acquisition must have a National Association of Insurance Commissioners designation of 1 or 2 and (c) corporate obligations or U.S. government agency securities with a National Association of Insurance Commissioners designation of 1 or 2 and a maturity no longer than 2 years, and (d) money market funds reported by the NAIC SVO on either the U.S. Direct Obligations/Full Faith and Credit Exempt List or on the Class 1 List (the "Permitted Investments"). The initial Escrow Funds shall be invested in the Wells Fargo Prime Investment Money Market Fund and shall so remain unless the Escrow Agent is otherwise instructed by a Written Direction. Neither any Party nor the Escrow Agent shall be liable or responsible in any manner for any loss or depreciation resulting from any such Permitted Investment or any liquidation thereof, or for any costs in connection therewith, and all of said losses and costs shall be borne by the Escrow Account. The Escrow Agent shall have no power or authority to invest or reinvest any Escrow Funds except in Permitted Investments as instructed by a Written Direction no more than once in each 90-day period in accordance with the first sentence of this Section 2.

            3. Interest. All interest, dividends, gains or other income earned or received on the Escrow Funds that is accrued during the term of this Agreement (the "Interest"), to the extent not paid out to Buyer or KEG pursuant to Section 4 of this Agreement prior to such time, shall be distributed to KEG at the later to occur of: (a) the Final Distribution Date (as defined below), or
(b) the date on which all Unresolved Claims are finally determined pursuant to
Section 4 below, together with the remainder of the Escrow Funds not being paid out to Buyer in connection with such final determination (provided that to the extent any portion of the Interest would not be necessary to satisfy any Unresolved Claims outstanding as of the Final Distribution Date if such Unresolved Claims were determined in favor of Buyer, such portion of the Interest shall be distributed to KEG as of the Final Distribution Date).

            4. Release of Escrow Funds. The Escrow Amount is intended to provide a source of funds for the payment of any amounts which may become payable to the Indemnified Persons pursuant to Sections 4.4 or 11.1 of the Purchase Agreement or for any Ancillary Agreement Claim or Commutation Claim. The Escrow Funds shall only be distributed and released as follows:

            (a) Indemnification Claims. At any time and from time to time prior to the Final Distribution Date, if Buyer or any other Indemnified Person makes a claim pursuant to any of Sections 4.4 or 11.1 of the Purchase Agreement or for any Ancillary Agreement Claim or Commutation Claim, Buyer shall deliver to the Escrow Agent a written notice (an "Indemnification Notice") describing in reasonable detail the known facts giving rise to the claim for indemnification hereunder and shall include in such Indemnification Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the

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provision of the Purchase Agreement or any other agreement, document or instrument executed thereunder or in connection therewith upon which such claim is based (an "Indemnification Claim"). Buyer shall also deliver to KEG a copy of such Indemnification Notice at the same time it is delivered to the Escrow Agent. If the Escrow Agent has not received a written objection to such Indemnification Claim from KEG within 10 business days following the Escrow Agent's receipt of such Indemnification Notice, then on the second business day following the expiration of the 10 business day period immediately following such receipt the Escrow Agent shall release by wire transfer to an account or accounts designated by Buyer in the Indemnification Notice an amount of the then remaining Escrow Amount from the Escrow Account equal to the amount of such Indemnification Claim.

            (b) Disputes. If KEG deliver to the Escrow Agent and Buyer a written objection (a "Dispute Notice") to any Indemnification Claim or portion thereof within 10 business days following the Escrow Agent's receipt of such Indemnification Notice, then, except as otherwise provided in Section 4(c) below, the Escrow Agent shall not distribute to Buyer or any such other Indemnified Person any Escrow Funds that are the subject of the Dispute Notice until the Escrow Agent receives written instructions signed by Buyer and KEG authorizing and setting forth the amount of the release to such Indemnified Person of the portion of the Escrow Amount that is the subject of the Dispute Notice. Upon receipt of such written instructions the Escrow Agent shall release to Buyer or any such other Indemnified Person, as the case may be, the portion of the Escrow Amount subject to dispute in accordance with such written instructions. In the event that KEG is the prevailing party in whole or in part in connection with any such dispute, the portion of the Escrow Amount that was the subject of such Dispute Notice and that are not released to Buyer or the other Indemnified Persons as provided in the immediately preceding sentence shall remain in the Escrow Account and shall be available to satisfy subsequent Indemnification Claims until released as provided in Section 4(d) below. Any Dispute Notice shall describe in reasonable detail the basis for any objection to the matters set forth in the Indemnification Notice and the portion of such Indemnification Notice (if less than all) which is the subject of such Dispute Notice. The Parties agree to negotiate in good faith to resolve as promptly as practicable any Indemnification Claim or portion thereof that is the subject of a Dispute Notice; provided that if at any time the Escrow Agent receives a final non-appealable judgment of a court of competent jurisdiction determining that
(i) a monetary amount is owing to any Buyer Party pursuant to this Agreement, the Purchase Agreement or the Ancillary Agreements, then promptly following written notice thereof (accompanied by a copy of such judgment) the Escrow Agent shall promptly deliver to Buyer part or all, as the case may be, of the Escrow Funds in an amount equal to such judgment or (ii) an Indemnification Claim is not subject to indemnification under this Agreement, the Purchase Agreement or the Ancillary Agreements, then the amount subject to such claim shall remain in the Escrow Account and shall be available to satisfy subsequent Indemnification Claims until released as provided in Section 4(d) below.

            (c) Partial Release. If any Dispute Notice includes an objection to only a portion of an Indemnification Claim, the Escrow Agent shall promptly release to the Indemnified Person or Persons on whose behalf the Indemnification Claim was made an amount of the Escrow Amount equal to the portion of the Indemnification Claim for which there is no objection; provided that no such partial release by the Escrow Agent shall terminate or otherwise

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prejudice such Indemnified Person's or Persons' rights with respect to amounts claimed in any Indemnification Notice which are in excess of the amounts so released.

            (d)   Release of Remaining Escrow Funds.

                  (i) On the second business day following the second anniversary of the Closing Date (the "Final Distribution Date"), the Escrow Agent shall release to KEG the remaining balance of the Escrow Amount in the Escrow Funds as of the Final Distribution Date, less the amount of all Unresolved Claims.

                  (ii) Promptly upon the Escrow Agent's receipt of the final determination of Buyer and KEG or the final determination of a court of competent jurisdiction or the arbitrator, as the case may be (which final determination shall be accompanied by a legal opinion by counsel for the presenting party reasonably satisfactory to Escrow Agent to the effect that the decision or order is final and non-appealable), of any Unresolved Claims that are the subject of a Dispute Notice or upon the expiration of the 10-business day objection period for any Unresolved Claims for which no Dispute Notice has been delivered, the Escrow Agent shall release by wire transfer to an account or accounts designated by Buyer an amount of Escrow Amount equal to the amount of Escrow Amount to be released to the Indemnified Persons pursuant to such final determination or the amount of such Unresolved Claim for which no Dispute Notice has been delivered, as the case may be. If the Final Distribution Date has passed, after the resolution of all Unresolved Claims, any remaining Escrow Funds not distributed to the Indemnified Persons pursuant to the immediately preceding sentence shall be released promptly thereafter by the Escrow Agent to KEG. For purposes of this Agreement, the term "Unresolved Claims" shall mean, as of the First Distribution Date or the Final Distribution Date, as the case may be, the aggregate amount of all Indemnification Claims that are the subject of a Dispute Notice or that are otherwise unsatisfied as of such Distribution Date, including any Indemnification Claims for which an Indemnification Notice has been delivered but for which the 10-business day objection period has not expired as of such Distribution Date.

            (e) Termination. This Agreement shall terminate when all of the Escrow Funds in the Escrow Account have been released and distributed in accordance with this Section 4. Upon such termination this Agreement shall have no further force and effect, except that the provisions of this Section 4(e) and Sections 5, 6 and 7 and Sections 9 through 21, inclusive, below shall survive such termination.

            5. Conditions to Escrow. The Escrow Agent agrees to hold the Escrow Funds and to perform in accordance with the terms and provisions of this Agreement. The Parties agree that the Escrow Agent shall not assume any responsibility for the failure of the Parties to perform in accordance with the Purchase Agreement or this Agreement. The acceptance by the Escrow Agent of its responsibilities hereunder is subject to the following terms and conditions which the parties hereto agree shall govern and control with respect to the Escrow Agent's rights, duties and liabilities hereunder:

            (a) Liability. The Escrow Agent shall not be liable for anything which it may do or refrain from doing in connection herewith, except for its own negligence, bad faith or

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willful misconduct. None of the provisions contained in this Agreement shall require the Escrow Agent to use or advance its own funds in the performance of any of its duties or the exercise of any of its rights or powers hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage or any kind whatsoever (including lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. In the event the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any Party which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by the Parties or by a final order or judgment of a court of competent jurisdiction or arbitrator (which final decision shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to Escrow Agent to the effect that the decision or order is final and non-appealable).

            (b) Limitation of Duties. The Escrow Agent shall have no duties except those which are expressly set forth herein and it shall not be bound by any agreement of the other parties hereto (whether or not it has any knowledge thereof).

            (c) Resignation, Termination or Succession of Escrow Agent. The Escrow Agent shall have the right to resign at any time by giving not less than 90 days prior written notice of such resignation to the Parties and the Parties shall have the right to terminate the services of the Escrow Agent hereunder at any time by giving written notice (with such written notice being signed by Buyer and KEG) of such termination to the Escrow Agent, in each case specifying the effective date of such resignation or termination. Within 30 days after receiving or delivering the aforesaid notice, as the case may be, the Parties agree to appoint a successor Escrow Agent to which the Escrow Agent shall distribute the property then held hereunder, less the amount of any fees owing to the Escrow Agent hereunder as of such date. If a successor Escrow Agent has not been appointed and has not accepted such appointment by the end of such 30-day period, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent, and the costs, expenses and reasonable attorneys' fees which are incurred in connection with any such proceeding shall be paid by Buyer. Except as otherwise agreed to in writing by the Parties, no Escrow Funds shall be released from the Escrow Account unless and until a successor Escrow Agent has been appointed in accordance with this
Section 5(c). Any corporation, association or other entity into which the Escrow Agent may be merged with or with which it may be consolidated, or any corporation, association or other entity resulting from any such merger or consolidation to which it is a party, ipso facto, shall be and become a successor Escrow Agent hereunder, as applicable, vested with all other matters as was its predecessor, without the execution or filing of any instrument or any further act on the part of the parties hereto, notwithstanding anything to the contrary.

            (d) Discharge of Escrow Agent. Upon delivery of all of the Escrow Funds pursuant to the terms of Section 4 above or to a successor Escrow Agent appointed pursuant to the terms of Section 5(c) above, the Escrow Agent shall thereafter be discharged from any further obligations hereunder. The Escrow Agent is hereby authorized, in any and all events, to comply with and obey any and all final judgments, orders and decrees of any court of competent

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jurisdiction which may be filed, entered or issued, and all final arbitration awards (if applicable) and, if it shall so comply or obey, it shall not be liable to any other person by reason of such compliance or obedience.

            6. Indemnification. Each of KEG and Buyer shall indemnify the Escrow Agent and its officers, directors and employees (collectively, the "Indemnitees") for and to hold them harmless against one-half of any and all losses, liabilities, claims, damages, fines, penalties or reasonable expenses (including reasonable attorneys' fees and expenses) ("Losses") incurred without willful misconduct or bad faith on the part of the Escrow Agent arising out of or in connection with its performance under this Agreement; provided that, if, and then only to the extent, any portion of such Losses has resulted directly from either KEG's or Buyer's willful misconduct or bad faith, then KEG or Buyer, respectively, shall indemnify and hold the Indemnitees harmless against 100% of such portion of the Losses.

            7. Escrow Costs. The Escrow Agent shall be entitled to be paid a fee for its services pursuant to the attached Fee Schedule and to be reimbursed for its reasonable out-of-pocket costs and expenses incurred in connection with maintaining the Escrow Account hereunder or complying with the terms of this Agreement, which fees, costs and expenses shall be paid to the Escrow Agent by Buyer.

            8. Sellers' Interest in Escrow Account. Neither KEG nor any of its successors or assigns shall have any legal or equitable right, title or interest, either actual or contingent, in or to all or any portion of the Escrow Account or any assets therein, and no part of the Escrow Account or any assets therein shall constitute the legal or equitable property of KEG or any of its successors or assigns or KEG's or any such successor's or assign's bankruptcy, receiver, rehabilitator, conservator, liquidator or similar official estate (as the case may be) unless and until KEG or any such successor or assign has become entitled to receive an immediate distribution of any portion of the Escrow Account pursuant to the terms and conditions of this Agreement, in which case KEG or any such successor or assign shall thereafter possess right, title and interest in and to such portion of the Escrow Account. Neither KEG nor any of its successors or assigns shall have the right or ability to withdraw, transfer, pledge, convey, hypothecate or grant, either outright or as security, any portion of the Escrow Account or any assets therein. In the event of the commencement of a bankruptcy, receiver, rehabilitator, conservator, liquidator or similar case or cases wherein KEG or any of its successors or assigns is the debtor, no portion of the Escrow Account or any of the assets therein shall constitute property of the debtor's estate within the meaning of 11 U.S.C.
Section 541. No creditor of KEG or any of its successors or assigns shall have any right to have or to hold any part of the Escrow Account or any of the assets therein in satisfaction of any claim or as collateral for any obligation, and shall not be able to obtain a security interest in all or any portion of the Escrow Account or any of the assets therein. The Escrow Agent shall be in sole possession of the Escrow Account and all of the assets therein and shall not act as an agent for any of KEG or any of its successors or assigns.

            9. Security Interest. Without in any manner limiting the generality of the provisions of Section 8 above or implying that any Seller has any legal or equitable right, title or interest to the Escrow Account or any of the assets therein and out of an abundance of caution in

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the unlikely event it is determined that any Seller has any such right, title or interest, the Seller hereby grant to Buyer a continuing first priority lien and security interest under the Uniform Commercial Code of the State of Illinois and all other applicable laws in and to the Escrow Account and all of the assets therein, together with any and all proceeds, replacements and substitutions thereof, effective on the date hereof. For such purpose, the Parties agree that the Escrow Account shall constitute "deposit accounts" and this Agreement shall constitute a "control agreement" (in each case as contemplated under and pursuant to the Uniform Commercial Code in effect in the State of Illinois) in connection therewith and in furtherance thereof. The Sellers shall do all such other acts and things and shall execute and deliver all such other instruments and documents (including further security agreements, pledge agreements, deposit or control agreements, pledges, endorsements, assignments and notices) as Buyer may reasonably request from time to time (and as are not inconsistent with the other terms and conditions of this Agreement) in order to perfect and preserve the priority of Buyer's security interest in the Escrow Account and all of the assets therein, as a perfected security interest in the Escrow Account and all of the assets therein, prior to the rights of any other secured party or lien creditor or other Person.

            10. Amendment and Waiver. This Agreement may be amended, or any provision of this Agreement may be waived; provided that any such amendment or waiver shall be binding upon KEG only if set forth in a writing executed by KEG and referring specifically to the provision alleged to have been amended or waived, and any such amendment or waiver shall be binding upon the Buyer only if set forth in a writing executed by Buyer and referring specifically to the provision alleged to have been amended or waived; and provided further that if any such amendment or waiver would have the effect of increasing or expanding the Escrow Agent's obligations or duties under this Agreement, the written consent of the Escrow Agent shall be required. No course of dealing between or among the parties shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

            11. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, sent by telex, cable or telecopy (with hard copy to follow) or sent by reputable overnight express courier (charges prepaid), or (b) three days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing in accordance with a notice delivered pursuant to this Section 11, notices, demands and communications to KEG, Buyer and the Escrow Agent shall be sent to the addresses indicated below:

      Buyer:

      2101 4th Avenue, Suite 1600
      Seattle, Washington 98121
      Attn: Chief Financial Officer
      Telephone: (206) 770-8300
      Facsimile: (206) 448-4442

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      with a copy to:
      (which shall not constitute notice to Buyer)

      Kirkland & Ellis
      200 East Randolph Drive
      Chicago, Illinois 60601
      Attn: Ted H. Zook, P.C.
            Stephen D. Oetgen
      Telephone: (415) 439-1414
      Facsimile: (415) 439-1314

      KEG:

      c/o Lumbermens Mutual Casualty Company
      1 Kemper Drive
      Long Grove, IL 60049
      Attn: General Counsel
      Telephone:
      Facsimile: (847) 320-4202

      with a copy to:
      (which shall not constitute notice to KEG)

      Sidley Austin Brown & Wood
      10 South Dearborn Street
      Bank One Plaza
      Chicago, IL 60603
      Telephone: (312) 853-4348
      Facsimile: (312) 853-7036

      The Escrow Agent:

      Wells Fargo Bank Minnesota, National Association
      Corporate Trust Services
      6th and Marquette, MAC N9303-110
      Minneapolis, MN 55479
      Attn: Bonnie Anderson Rons
      phone:     (612) 667-4553
      facsimile: (612) 667-2160

            12. Entire Agreement. This Agreement and the Purchase Agreement and the agreements and documents referred to herein and therein contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way.

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            13.   Assigns and Assignment. This Agreement and all actions taken hereunder shall inure to the benefit of and shall be binding upon all of the Parties hereto and upon all of their respective successors and assigns; provided that the Escrow Agent shall not be permitted to assign its obligations hereunder except as provided in Section 5(c) above. As a condition to any assignment hereunder, the assignee must first execute and deliver to the other Parties a counterpart to this Agreement agreeing to be bound by all of the terms and conditions hereunder. Notwithstanding the foregoing, in no event shall an assignment relieve the assigning party of its obligations hereunder.

            14. Taxation of Interest Earned on Investment of Escrow Amount. KEG hereby acknowledges that, for federal and state income tax purposes, the Interest earned on the investment of the Escrow Amount shall be income of, and any losses, costs and expenses borne by or paid from the Escrow Funds shall be losses, costs or expenses of, KEG. The Escrow Agent shall be responsible for reporting any interest earned to the Internal Revenue Service.

            15. No Other Third Party Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person other than the Escrow Agent, the Parties and all Indemnified Persons, and their permitted assigns, any rights or remedies under or by reason of this Agreement.

            16. Interpretation. The headings and captions used in this Agreement and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in any Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. The use of the word "including" herein shall mean "including without limitation."

            17. Other Remedies. The right of the Parties to receive all or a portion of the Escrow Funds under the circumstances described in Section 4 above is in addition to, and not in lieu of, any other remedies that any such party may have against another Party pursuant to or as permitted by the Purchase Agreement.

            18. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any person or circumstance shall be held to be prohibited by or invalid, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            19. Specific Performance. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically

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this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter (subject to the provisions set forth in Section 21 below), in addition to any other remedy to which they may be entitled, at law or in equity.

            20. Releases on Non-business Days. In the event that a release of Escrow Funds or delivery of a notice hereunder is required to be made on a date that is not a business day, such release may be made on the next succeeding business day with the same force and effect as if made and such notice may be delivered when required.

            21. Governing Law. THE LAW OF THE STATE OF ILLINOIS SHALL GOVERN ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEABILITY OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES ATTACHED HERETO, AND THE PERFORMANCE OF THE OBLIGATIONS IMPOSED BY THIS AGREEMENT, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS.

            22. Counterparts. This Agreement may be executed in one or more counterparts (including by means of telecopied signature pages), all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first written above.

                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION

                                             /s/ Bonnie Anderson Rons
                                     -------------------------------------------
                                     By: Bonnie Anderson Rons
                                     Its: Assistant Vice President

                                     SEABRIGHT INSURANCE HOLDINGS, INC.

                                              /s/ John Pasqualetto
                                     -------------------------------------------
                                     By: John Pasqualetto
                                     Its: President

                                     KEMPER EMPLOYERS GROUP, INC.

                                              /s/ William A. Hickey
                                     -------------------------------------------
                                     By: William A. Hickey
                                     Its: Treasurer

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]